ACQUISITION AND SHARE EXCHANGE AGREEMENT

THIS AGREEMENT (hereinafter "the Agreement"), made and entered into as of the 3rd day of April, 2009, by and between CLTC Ventures (hereinafter "CLTC"), a Delaware Corporation, and Dreamfly Productions, LLC, (hereinafter "DFP") a Texas Corporation, (together the "Parties"), provides as follows:

1. ACQUISITION OF CONTROLLING INTEREST

This transaction is intended to be an income tax exempt transaction under all applicable US state and federal regulations and all applicable Canadian provincial and federal regulations.

A. The common shares of DFP shall be exchanged for common shares of CLTC. The pro-rata basis has yet to be determined.
B. DFP shall be responsible for the payment of all auditor fees, transfer agent fees, any EDGAR or SEC filing fees, state fees and all registered agent fees commencing after the Closing of this Agreement.
C. CLTC shall assume all debts and obligations if any.
D. The Closing shall be deemed to be upon the acceptance by Securities Transfer Corporation of instructions from CLTC of instructions to issue the common shares in clause B above.

2. REPRESENTATIONS AND WARRANTIES OF CLTC VENTURES

CLTC, individually, after full and reasonable investigation, hereby represent and warrant to DFP as follows:

A. CLTC is a Corporation, duly formed and in good standing under the laws of the state of Delaware. CLTC is a non-reporting fully trading company with a non-current 15c-211 and is DTC qualified. CLTC has the full power, right and authority to make, execute, deliver and perform this Agreement and all other instruments and documents required or contemplated hereunder, and to take all steps and to do all things necessary and appropriate to consummate the transactions contemplated herein. Such execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been, or will be as of the date of Closing, duly authorized by all necessary corporate action on the part of CLTC and will not contravene or violate or constitute a breach of the terms of its Articles of corporation, or conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it. This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by CLTC will constitute, the valid and binding obligations of it, enforceable against it in accordance with their respective terms.

B. Except as otherwise set forth herein, no consent of any party to any contract or arrangement to which CLTC is a party or by which it is bound is required for the execution, performance, or consummation of this Agreement.

C. There are no actions, suits, proceedings, orders, investigations or claims pending or, to Seller's knowledge, threatened against it, at law or in equity, or before any federal, state or other court or governmental body.

D. CLTC has no assets and no liabilities. Within the times and in the manner prescribed by law, CLTC will file all federal, state, and local tax returns required by law. CLTC has paid, or will pay by the Closing, all taxes, assessments, and penalties due and payable. No federal income tax returns of CLTC have been audited by the Internal Revenue Service. There are no present disputes as to taxes of any nature payable by CLTC and, as of the Closing, there shall be no taxes of any kind due or owing.

E. There are 28,468,834 common shares issued and outstanding and one preferred share issued and outstanding. There are no other shares issued and no other shares shall be issued prior to the Closing.

F. The representations and warranties contained in this Section will be accurate, true and correct, in all respects, on and as of the date of Closing as though made at such date in identical language.

G. The execution, delivery and performance of this agreement by CLTC does not require the consent, waiver, approval, license or authorizations of any person or public authority which has not been obtained, and it does not violate, with or without the giving of notice or the passage of time or both, any law applicable to CLTC, and does not conflict with or result in a breach or termination of any provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of CLTC.

H. CLTC has complied with, and is not in violation of any federal, state, or local statute, law, and/or regulation. CLTC has complied with all federal and state securities laws in connection with the offer, sale and distribution of its securities.

I. CLTC has been out of business for over two years, and thus need not make any representations as to the legality of its business.

3. REPRESENTATIONS AND WARRANTIES OF DFP HOLDINGS, INC.

DFP hereby represents and warrant to CLTC as follows:

A. DFP, was formed and in good standing under the laws of Texas. DFP has the full power, right and authority to make, execute, deliver and perform this Agreement and all other instruments and documents required or contemplated hereunder, and to take all steps and to do all things necessary and appropriate to consummate the transactions contemplated herein. Such

execution, delivery and performance of this Agreement and all other instruments and documents to be delivered hereunder have been duly authorized by all necessary action on the part of DFP, and will not contravene or violate or constitute a breach of the terms of its Articles of Corporation, founding documents, or By-Laws, or conflict with, result in a breach of, or entitle any party to terminate or call a default with respect to any instrument or decree to which either is bound or any contract or any instrument, judgment, order, decree, law, rule or regulation applicable to it. This Agreement has been duly executed and delivered and constitutes, and the other instruments and documents to be delivered by DFP, and will constitute, the valid and binding obligations of it, enforceable against it in accordance with their respective terms.

B. Except as otherwise set forth herein, no consent of any party to any contract or arrangement to which DFP is a party or by which either is bound is required for the execution, performance, or consummation of this Agreement, except for approval and ratification by DFP shareholders.

C. There are no actions, suits, proceedings, orders, investigations or claims pending before any federal, state or other governmental body.

D. The representations and warranties contained in this Section will be accurate, true and correct, in all respects, on and as of the date of Closing as though made at such date in identical language.

E. The execution, delivery and performance of this agreement by DFP does not require the consent, waiver, approval, license or authorizations of any person or public authority which has not been obtained, with the exception of shareholder approval, and does not violate, with or without the giving of notice or the passage of time or both, any law applicable to DFP, and does not conflict with or result in a breach or termination of any provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the property or assets of DFP.

F. DFP has complied with all laws, ordinances, regulations and orders which have application to its business, the violation of which might have a material adverse effect on its financial condition or results of operations, and possesses all governmental licenses and permits material to and necessary for the conduct of its business, the absence of which might have a material adverse effect on its financial condition or results of operations. All such licenses and permits are in full force and effect, no violations are or have been recorded in respect of any such licenses or permits, and no proceeding is pending or threatened to revoke or limit any such licenses or permits.

4. INDEMNIFICATION

A. From and after the Closing, CLTC (as such, the "Indemnifying Party"), shall indemnify, reimburse, defend and hold harmless , DFP and its respective affiliates, successors or assigns (each, an "Indemnified Party") for any and all direct or indirect claims, losses, liabilities, damages (including special and consequential damages), costs (including court costs) and

expenses, including all reasonable attorneys' and accountants' fees and expenses (hereinafter a "Loss" or "Losses"), arising from or in connection with (i) any breach or inaccuracy of any representation or warranty of CLTC Ventures, whether such breach or inaccuracy exists or is made on the date of this Agreement or as of the Closing, and irrespective of the termination of such representations and warranties as of the Closing date; (ii) any breach of or noncompliance by CLTC of or with any covenant or agreement contained in this Agreement or in any other agreement or instrument delivered in connection herewith, (iii) any and all Liabilities of CLTC or any of its Subsidiaries existing on, or relating to periods prior to, the Closing. If, by reason of the claim of any Person relating to any of the matters subject to indemnification under this section, an encumbrance, attachment, garnishment or execution is placed upon any of the property or assets of any Indemnified Party, the Indemnifying Party shall also, promptly upon demand, furnish an indemnity bond satisfactory to the Indemnified Party to obtain the prompt release of such encumbrance, attachment, garnishment or execution.

B. The Indemnifying Party shall be entitled to defend any claim, action, suit or proceeding made by any third party against an Indemnified Party with counsel approved by the Indemnified Party, such approval not to be unreasonably withheld; provided, however, that the Indemnified Party shall be entitled to participate in such defense with counsel of its choice and at its own expense and, if the Indemnifying Party does not provide a competent and vigorous defense, then the Indemnified Party's participation shall be at the expense of the Indemnifying Party. The Indemnified Party shall provide such cooperation and access to its books, records and properties as the Indemnifying Party shall reasonably request with respect to such matter; and the parties shall cooperate with each other in order to ensure the proper and adequate defense thereof. An Indemnifying Party shall not settle any claim subject to indemnification hereunder without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld or delayed.

C. With regard to claims of third parties for which indemnification is payable hereunder, such indemnification shall be paid by the Indemnifying Party (or amounts may be set off by the Indemnified Party) upon the earliest to occur of: (i) the entry of a judgment against the Indemnified Party and the expiration of any applicable appeal period, (ii) the entry of an unappealable judgment or final appellate decision against the Indemnified Party, (iii) the settlement of the claim, (iv) with respect to indemnities for tax liabilities, upon the issuance of any final resolution by a taxation authority, or (v) with respect to claims before any administrative or regulatory authority, when the Loss is finally determined and not subject to further review or appeal; provided, however, that the Indemnifying Party shall pay on the Indemnified Party's demand any cost or expense reasonably incurred by the Indemnified Party in defending or otherwise dealing with such claim.

D. CLTC waives, releases, and relinquishes any right of indemnification or contribution from CLTC or any of its Subsidiaries under applicable law or any contract or agreement in connection with their respective indemnification obligations under this section.

E. The foregoing indemnification provision is in addition to, and not derogation of any statutory, equitable or common law remedy any party may have for breach of representation, warranty, covenant or agreement.

5. CLOSING

Concurrently with the Closing, CLTC Ventures shall deliver to DFP the following:

(i) Certificate and Articles of the Corporation;

(ii) Consent of the Board of Directors;

(iii) List of Officers and Directors and the resignation(s) of officers and directors;

(iv) Balance Sheet

(v) Secretary of State Filing Receipt or other evidence of good standing;

(vi) Copies of all federal and state income tax returns, if available, or representation that there are no taxes owing;

(vii) Stock register and stock certificate and transfer records of CLTC;

(viii) Certificate of Officer(s) with respect to accuracy of representations and warranties in Article 2 herein;

(ix) Corporate/minute book of CLTC with all updated entries and filings;

(x) Shareholders' resolutions approving the appointment of new directors;

(xi) Resolution authorizing this transaction;

(xii) Any copies of the business and Corporate records of CLTC that are in the possession of the Seller along with representations that there are no outstanding debts and/or debentures;

(xiii) Such other documents of CLTC that are executed in the normal course of business.

6. NOTICES

Any notices called for in this agreement shall be effective upon personal service or upon service by first class mail, postage prepaid, to the parties at the following addresses:

To CLTC Ventures:
9741 Preston Rd
Suite 200
Frisco, TX 75034
USA

To DFP:
AMERICAN BNP RESOURCES LLC
3050 RegentRD
Suite 170
Irving, TX 75063
USA

7. CLOSING COVENANTS

A. The current officers and directors of CLTC shall cooperate as is reasonable with DFP and its accountants and auditors in preparing, auditing and certifying the financial statements of CLTC, shall answer all questions of the accountants and auditors, to the best of their knowledge, information and belief after reasonable investigation, and shall certify to them that, in the past two years, CLTC Ventures has had no assets and no liabilities, besides those which shall be specifically enumerated by the officers and/or counsel, and that CLTC has issued no stock, except as set out herein. The officers and directors shall execute any and all documents as may be reasonably required by the auditor, and shall answer all auditor inquiries to the best of their knowledge, information and belief after reasonable investigation.

B. CLTC shall appoint new directors as nominated by DFP and shall provide the resignations of all current officers and directors of CLTC after fulfillment payment to Schroder Ltd of $ 20,000,00 (twenty thousand dollars)

8. MISCELLANEOUS PROVISIONS:

With regard to this agreement, this agreement shall be construed exclusively in accordance with the laws of the State of Texas, and the proper venue for resolution of any controversy shall exclusively be the courts of Dallas County, Texas.

This agreement shall be binding upon and shall inure to the benefit of the parties hereto, their beneficiaries, heirs, representatives, assigns, and all other successors in interest.

This agreement may be terminated by either party without notice. If terminated by DFP, CLTC shall have no further claim against DFP. If terminated by CLTC, DFP shall have no further claim against CLTC.

Each of the parties shall execute any and all documents as are reasonable and necessary to be executed and perform all acts required to be performed in order to effectuate the terms of this agreement.

This agreement contains all of the agreements and understandings of the parties hereto with respect to the matters referred to herein, and no prior agreement or understanding pertaining to any such matters shall be effective for any purpose.

Each of the parties hereto has agreed to the use of the particular language of the provisions of this Agreement, and any question of doubtful interpretation shall not be resolved by any rule of interpretation against the party who causes the uncertainty to exist or against the draftsman.

This agreement may not be superseded, amended, assigned or added to except by an agreement in writing, signed by the parties hereto, or their respective successors-in-interest.

If any provision of this agreement is held, by a court of competent jurisdiction, to be invalid, or unenforceable, said provisions shall be deemed deleted, and neither such provision, its severance or deletion shall affect the validity of the remaining provisions of this agreement, which shall, nevertheless, continue in full force and effect.

The parties may execute this agreement in two or more counterparts, each of which shall be signed by all of the parties; and each such counterpart shall be deemed an original instrument as against any party who has signed it.

The parties shall use their reasonable best efforts to obtain the consent of all necessary persons and agencies to the transfer of shares provided for in this agreement.

The parties may execute this agreement in counterparts, each of which will be deemed an original. A facsimile copy of this agreement shall be treated, for all purposes, as an original.

INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties have executed this agreement as of the day and year first above written.

CLTC Ventures, Inc
3050 Regent Blvd Suite 170
Irving, Texas, 75063

By Lorena Miranda
Lorena Miranda, CEO Date

By
Rafael Pinedo, control shareholder Date

Dreamfly Productions, LLC
3131 McKinney Avenue, Suite 215
Dallas, Texas. 75204
Phone: 214.999.0483

By Lisa Jenkins 4/17/09
Lisa Jenkins, Managing Member Date

X TRACY A. KYSER
4-17-09
Expires October 14, 2009

TRACY A. KYSER
Notary Public, State of Texas
My Commission Expires
October 14, 2009